RECEIVED
AUG 25 2011
DEPT OF INSURANCE, FINANCIAL INSTITUTIONS & PROFESSIONAL REGISTRATION

FORM A

STATEMENT REGARDING THE ACQUISITION OF CONTROL OF OR MERGER WITH A DOMESTIC INSURER

FAMILY BENEFIT LIFE INSURANCE COMPANY
Name of Domestic Insurer

BY

TRINITY LIFE INSURANCE COMPANY
Applicant

Filed with the Missouri Department of Insurance,
Financial Institutions and Professional Registration

Dated: August 25, 2011

Name, title, address and telephone number of individuals to whom notices and correspondence concerning this Statement should be addressed:

Gregg E. Zahn, President
Trinity Life Insurance Company
7633 East 63rd Place, Suite 230
Tulsa, Oklahoma 74133
(918) 249-2438

Ann Monaco Warren
Inglish & Monaco, P.C.
237 East High Street
Jefferson City, Missouri 65101
(573) 634-2522
E-mail: awarren@inglishmonaco.com
Attorneys for Applicant

ITEM 1. INSURER AND METHOD OF ACQUISITION

This statement relates to the proposed acquisition of four point eight percent (4.8%) of Family Benefit Life Insurance Company (hereinafter referred to as "Family Benefit" or "Company"), a stock life insurance company organized and existing under the laws of the State of Missouri, by Trinity Life Insurance Company (hereinafter referred to as "Purchaser" or "Applicant"), a stock life insurance company organized and existing under the laws of the State of Oklahoma, from the David Nelson Cook Revocable Trust, a Revocable Living Trust under the laws of the State of Missouri (hereinafter referred to as "Cook Trust").

Applicant proposes to obtain ten percent (10%) or more control of Family Benefit pursuant to a Stock Purchase Agreement (hereinafter referred to as the "Agreement"), attached hereto as Exhibit "A", entered into between the Cook Trust and Purchaser, whereby four point eight percent (4.8%) of the stock of the Company will be purchased by the Applicant. Applicant currently owns nine point nine nine four percent (9.994%) of the common voting stock of Family Benefit. Applicant agrees to pay the Cook Trust at Closing by delivery of cash in an amount of Nine Dollars ($9.00) per share, as defined in the Agreement, payable by wire transfer.

Pursuant to the Agreement, Applicant will acquire an additional four point eight percent (4.8%) of the Insurer, resulting in fourteen point seven nine four percent (14.794%) ownership in the common voting stock of Insurer.

ITEM 2. IDENTITY AND BACKGROUND OF THE APPLICANT

(a) The statutory home office and administrative offices of the Applicant are located at:

Trinity Life Insurance Company
7633 East 63rd Place, Suite 230
Tulsa, Oklahoma 74133

(b) Applicant is a stock life insurance company existing and organized under the laws of the State of Oklahoma. Applicant is a 100% wholly owned subsidiary of First Trinity Financial Corporation ("First Trinity"). The nature of Applicant's business operations is the business of selling and marketing life and annuity insurance products in eight states, primarily in the Midwest.

First Trinity is an Oklahoma general business corporation.

The business intended to be done by the Applicant following the acquisition of Family Benefit is to continue the marketing and sale of Family Benefit life insurance policies through the same producers and distribution channels in which Family Benefit has been conducting its business.

(c) The following organizational chart reflects the identity and inter-relationship between the Applicant and all the affiliates of the Applicant, Pre-Acquisition, attached hereto as Exhibit "B."

No court proceedings involving a reorganization or liquidation are pending with respect to Applicant or its affiliates.

ITEM 3. IDENTITY AND BACKGROUND OF INDIVIDUALS ASSOCIATED WITH THE APPLICANT

The persons who are associated with the Applicant or who are directors or owners of ten percent (10%) or more of the voting securities of the Applicant and the persons who are executive officers and directors of Applicant are listed below, and along with their Biographical Affidavits attached hereto as Exhibit "C."

Trinity Life Insurance Company **and** **First Trinity Financial Corporation**	Directors and Executive Officers are identical for both companies and the biographical affidavits are attached hereto as Exhibit "C."
<u>Name</u>	**<u>Title</u>**
1. Gregg E. Zahn	Director, Chairman of Board, President, Chief Executive Officer
2. Scott J. Engebritson	Director, Vice Chairman
3. William S. Lay	Director, Vice President and Chief Investment Officer
4. Jeffrey J. Wood	Chief Financial Officer, Secretary Treasurer
5. Bryan Chrisman	Director
6. Wayne Pettigrew	Director
7. Tinker Owens	Director
8. Gary Sherrer	Director
9. George Peintner	Director
10. Bill Hill	Director
11. Shannon Young	Director

There are no 10% or more owners of First Trinity Financial Corporation.

None of the individuals associated with the Applicant have been convicted in a criminal proceeding, excluding minor traffic violations, during the past ten years, except for Scott J. Engebritson has a criminal conviction for a driving under the

influence conviction in the State of Nebraska as disclosed in his biographical affidavit included as part of Exhibit "C".

ITEM 4. NATURE, SOURCE AND AMOUNT OF CONSIDERATION

It is proposed that Applicant will purchase the stock of Family Benefit, to be paid by the Applicant in cash.

The source of Applicant's consideration is from cash of the Applicant.

The amount of consideration is Five Hundred Fifty-Nine Thousand Two Hundred Sixty Nine Dollars ($559,269.00), subject to certain adjustments as set out in the Agreement.

The criteria used in determining the nature and amount of consideration is the result of arms-length negotiations and the amount constitutes an agreed upon price which is standard in life insurance company stock acquisitions.

ITEM 5. FUTURE PLANS FOR INSURERS

There are no current plans or proposals by Applicant to liquidate Family Benefit Life Insurance Company, to sell its assets to or merge it with any person or persons. Applicant does not intend to change the name of Family Benefit Life Insurance Company.

Applicant does not intend to replace the nine (9) Directors of the Board of Directors of Insurer following the approval of this Form A to acquire ten percent (10%) or more control of Insurer, as defined under the Missouri Holding Company Act.

Applicant does not intend to move the statutory and administrative office of Insurer from its current location in Jefferson City, Missouri, and there are no plans to make any changes to the current staff and operating processes and systems of Insurer. There are no current plans to replace the President of the Insurer. Currently, Ross Walquist is the President of Family Benefit Life Insurance Company.

Applicant does not intend to enter into any affiliate transactions with Insurer.

ITEM 6. VOTING SECURITIES TO BE ACQUIRED

The number of the voting securities to be acquired pursuant to the acquisition of Family Benefit Life Insurance Company contemplated herein are 62,141 shares of the capital stock, par value $1.00 per share of stock of the Company, constituting four point eight percent (4.8%) of the issued and outstanding stock of the Company. The fairness of the proposal was arrived at by arms-length negotiations.

ITEM 7. OWNERSHIP OF VOTING SECURITIES

Currently, 100% of the common voting securities of Family Benefit are owned by over five hundred shareholders. Trinity Life Insurance Company currently owns 128,257 common voting shares of Family Benefit representing nine point nine nine four percent (9.994%) of the authorized and issued common voting stock of Family Benefit. The Walquist Family owns approximately fourteen percent (14%) of the authorized, issued and outstanding common voting stock of Family Benefit. The Walquist Family is comprised of eight (8) shareholders including the Walquist Trust which owns nine point eight percent (9.8%) of the fourteen percent (14%) total. There are no other ten percent (10%) or more owners of the common voting stock of Family Benefit known by Applicant.

ITEM 8. CONTRACTS, AGREEMENTS OR UNDERSTANDINGS WITH RESPECT TO VOTING SECURITIES OF THE INSURER

There are no contracts with respect to the acquisition of voting securities of Family Benefit other than the Stock Purchase Agreement. However, Applicant does currently intend to purchase additional shares of Insurer thereby resulting in increasing Applicant's ownership of its total percentage of common voting shares. There are no current plans or proposals by Applicant to limit the total percentage of common voting securities to be acquired.

ITEM 9. RECENT PURCHASES OF VOTING SECURITIES

There have been six (6) purchases of the voting securities of the Insurer by the Applicant, but not of Insurer's affiliates or any person listed in Item 3 during the twelve calendar months preceding the filing of this Statement constituting approximately nine point nine nine four percent (9.994%) of the authorized and issued common voting stock of Insurer from individual shareholders as follows:

Purchaser	Date	Shares	Consideration	Seller	Percentage
Applicant	7/1/2011	84,161	$800,000.00	Teel	6.56%
Applicant	7/12/2011	538	$ 5,111.00	K. Jones	.04%
Applicant	7/12/2011	3,145	$ 29,877.50	P. Jones Trust	.25%
Applicant	7/13/2011	1,976	$ 17,784.00	McGruder	.15%
Applicant	8/4/2011	4,087	$ 36,783.00	Grant	.32%
Applicant	8/8/2011	34,350	$309,150.00	Schott	2.67%
TOTAL:		**128,257**	**$1,198,705.50**		**9.994%**

As any additional shares of voting securities of Insurer are contracted for, Applicant intends to make all necessary filings of any notices or any filings for approval with the Missouri Department of Insurance, Financial Institutions & Professional Registration as required.

ITEM 10. RECENT RECOMMENDATIONS TO PURCHASE

Applicant has attempted within the immediately preceding twelve months to solicit the purchase of voting securities of Family Benefit Life Insurance Company. The Ruby Teel, Kenneth C. Jones, Pam Jones Trust, Charles R. McGruder, and the David and James Grant families were not the subject of an attempted solicitation by Applicant. All attempted solicitations by Applicant were conducted through telephone calls made by Gregg Zahn, and e-mails sent by Gregg Zahn, and are attached hereto as part of Exhibit "K." Applicant attempted solicitations of the following shareholders:

1. David Nelson Cook Revocable Trust

2. Charles Heim

3. Herman Schulte

4. John & Lois Schott

5. Ellen Jayne Schulte Trust

6. Gene and Dorothy Eichelberger

7. Benjamin N. Jolly Trust

8. Frank R. Swisher

Applicant has purchased the stock of John and Lois Schott following Applicant's attempted solicitation. See Item 8 hereinabove for descriptions.

ITEM 11. AGREEMENTS WITH BROKERS-DEALERS

There is no agreement or understanding made with a broker-dealer as to the solicitation of voting securities of Family Benefit Life Insurance Company.

ITEM 12. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit "A" -	Stock Purchase Agreement.
Exhibit "B" -	Holding Company Organization Chart of Applicant-Pre-Acquisition.
Exhibit "C" -	Biographical Affidavits of the Officers and Directors of Applicant and First Trinity Financial Corporation
Exhibit "D" -	Trinity Life Insurance Company 2011 First Quarter Financial Statement
Exhibit "E" -	Trinity Life Insurance Company 2011 Second Quarter Financial Statement

Exhibit "F" -	Trinity Life Insurance Company 2010 Annual Financial Statement
Exhibit "G" -	Trinity Life Insurance Company 2009 Annual Financial Statement
Exhibit "H" -	Trinity Life Insurance Company 2008 Annual Financial Statement
Exhibit "I" -	Trinity Life Insurance Company 2007 Annual Financial Statement
Exhibit "J" -	Trinity Life Insurance Company 2006 Annual Financial Statement
Exhibit "K" -	Tender offers for, requests or invitations for tenders of, exchange offers for, and agreements to acquire or exchange voting securities of Family Benefit and soliciting materials relating thereto, annual reports to stockholders of Applicant for the last two fiscal years, 2009, 2010.

[The remainder of this page intentionally left blank.]

ITEM 13. SIGNATURE AND CERTIFICATION

Pursuant to the requirements of Sections 382.040-382.060 of the Act, Trinity Life Insurance Company has caused this Application to be duly signed on its behalf in the City of Tulsa, and the State of Oklahoma, on the 25th day of August, 2011.

TRINITY LIFE INSURANCE COMPANY

BY: ______________________________
Gregg E. Zahn, President, CEO,
Chairman of the Board

CERTIFICATION

The undersigned deposes and says that he has duly executed the attached Application dated August 25, 2011, for and on behalf of Trinity Life Insurance Company and that he is authorized to execute and file such instrument. Deponent further says that he is familiar with such instrument and the contents thereof, and that the facts therein set forth are true to the best of his knowledge, information and belief.

____
Gregg E. Zahn, President, CEO
Chairman of the Board
Trinity Life Insurance Company